UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

Form 8-K

____________________________

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2026

____________________________

Cross Country Healthcare, Inc.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	0-33169	13-4066229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5201 Congress Avenue, Suite 160, Boca Raton, FL 33487
(Address of principal executive offices) (Zip Code)

(561) 998-2232
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CCRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 16, 2026, Cross Country Healthcare, Inc., a Delaware corporation (the “Company”) convened a special meeting of stockholders (the “Special Meeting”) to consider and vote upon certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 6, 2026, by and among the Company, KL Criss Cross Intermediate, LLC, a Delaware limited liability company (“Parent”), and KL Criss Cross Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. As a result of the Merger, the Company will no longer be publicly held. In connection with closing the Merger, the Company’s common stock will be delisted from the NASDAQ Stock Market LLC and deregistered under the Securities Exchange Act of 1934, as amended.

There were 32,306,484 shares of common stock, par value $0.0001 per share, of CCRN (“Company Common Stock”), issued and outstanding as of June 12, 2026, the record date for the Special Meeting (the “Record Date”). Each share of Company Common Stock was entitled to one vote with respect to each proposal at the Special Meeting. At the Special Meeting, the holders of 23,378,853 shares of Company Common Stock were present or represented by proxy, representing approximately 72.36% of the total outstanding shares of Company Common Stock as of the Record Date, which constituted a quorum.

At the Special Meeting, the following proposals were voted upon (each of which is described in greater detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on June 15, 2026 (the “Proxy Statement”)):

Proposal 1 – The Merger Agreement Proposal: To adopt the Merger Agreement.

Proposal 2 – The Advisory Merger-Related Compensation Proposal: To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable by the Company to its named executive officers that is based on or otherwise relates to the merger.

Proposal 3 – The Adjournment Proposal: To approve the adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Merger Agreement proposal.

Proposals 1 and 2 were approved by the requisite vote of the Company’s stockholders. Because Proposal 1 was approved, a vote on the Adjournment Proposal (Proposal 3) described in the Proxy Statement was not necessary. A summary of the voting results for each proposal is set forth below.

Proposal 1 – Merger Agreement Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,356,105	12,309	10,439	-

Proposal 2 – Advisory Merger-Related Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,281,587	1,855,191	1,242,075	-

Proposal 3 – Adjournment Proposal

Because there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, a vote was not called on the Adjournment Proposal.

Subject to the satisfaction or waiver of customary closing conditions, including receipt of certain regulatory approvals, the Merger is expected to close in the third quarter of 2026.

Important Information and Where to Find It

This communication relates to a proposed Merger between the Company, Parent and the other parties to the Merger Agreement. In connection with this proposed Merger, the Company filed a definitive proxy statement on Schedule 14A with the SEC, and the definitive proxy statement was thereafter mailed to stockholders of the Company seeking their approval of the Merger-related proposals. This communication is not a substitute for any proxy statement or other document the Company has filed or may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, INCLUDING THE DOCUMENTS INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT, AND OTHER DOCUMENTS THAT HAVE BEEN AND MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s internet website at https://ir.crosscountryhealthcare.com/ or by contacting the Company’s primary investor relations contact by email at jvogel@crosscountry.com or by phone at 561-237-8310.

The website addresses included herein are inactive textual references only. The information contained on such websites is not incorporated into this Report.

Participants in the Solicitation

The Company, Parent, Merger Sub, their respective directors, and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of the Company, their ownership of Company Common Shares, and the Company’s transactions with related persons is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 10, 2026 in its definitive proxy statement on Schedule 14A for its 2026 Annual Meeting in the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Related Party Transactions”, which was filed with the SEC on March 30, 2026, as amended by Amendment No. 1 thereto filed on April 2, 2026, certain of its Quarterly Reports on Form 10-Q, and certain of its Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the proposed Merger, including the expected timing and closing of the proposed Merger; the Company’s ability to consummate the proposed Merger; the expected benefits of the proposed Merger and other considerations taken into account by the Board in approving the proposed Merger; the amounts to be received by stockholders; and expectations for the Company prior to and following the Closing of the proposed Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger, (ii) the risk that a condition of Closing of the proposed Merger may not be satisfied or that the Closing of the proposed Merger might otherwise not occur, (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated, (iv) the diversion of management time on transaction-related issues, (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger, (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of Company Common Shares, (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (viii) the occurrence of any event, change, or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee, (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the Merger, (xi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers, or officers, including the effects of any outcomes related thereto, (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s services and impact the Company’s profitability, (xiii) effects from global pandemics, epidemics, or other public health crises, (xiv) changes in marketplace conditions, such as alternative modes of healthcare delivery, reimbursement, and customer needs, and (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, changes in international trade agreements, including tariffs and trade restrictions, cyber-security vulnerabilities, foreign currency volatility, swings in consumer confidence and spending, costs of providing services, retention of key employees, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s other filings with the SEC. The list of factors is not intended to be exhaustive.

These forward-looking statements speak only as of the date of this communication, and, except as may be required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement made in this communication or that may from time to time be made by or on behalf of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Date: July 17, 2026

	By:	/s/ Kevin C. Clark
		Name:	Kevin C. Clark
		Title:	Co-Founder, Chairman and Chief Executive Officer